SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Manor Investment Funds

(Name of Registrant as Specified in Its Charter)

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Manor Investment Funds

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [   ], 2022

Dear Shareholders:

The Board of Trustees of the Manor Investment Funds, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), has called a special meeting of the shareholders of Manor Fund, Growth Fund, and Bond Fund (each a “Fund” and together the “Funds”), to be held at [   ], at [   ], [Eastern Time], on [   ], 2022, for the following purposes:

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To approve a new advisory agreement between the Trust, on behalf of each Fund and Smithbridge Asset Management, Inc. (Shareholders of each Fund, voting separately, must approve this proposal with respect to that Fund);

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To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 8, 2022, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 30, 2022.

The enclosed materials explain the proposals to be voted on at the special meeting in more detail. No matter how large or small your Fund holdings, your vote is extremely important. We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, please call [   ], or to quickly vote your shares, please call [    ], your Fund’s proxy solicitor, toll-free at [    ]. Thank you for your continued investment in the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [    ], 2022.   A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new advisory agreement) and Proxy Voting Ballot are available at [    ].

By Order of the Board of Trustees

John R. Giles

Secretary

[     ], 2022

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or online by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the special meeting, please vote your shares; if you attend the special meeting, you may revoke your proxy and vote your shares at the special meeting.

Manor Investment Funds

15 Chester Commons

Malvern, PA 19355

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [   ], 2022

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Manor Investment Funds (the “Trust”) on behalf of Manor Fund, Growth Fund, and Bond Fund (each a “Fund”, together the “Funds”), for use at a Special Meeting of Shareholders of the Trust (the “Shareholder Meeting”) to be held [   ], at [   ], [Eastern Time], on [   ], 2022. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [    ], 2022.

The Shareholder Meeting has been called by the Board for the following purposes:

	Proposal	Funds Voting
1.	To approve a new advisory agreement between the Trust on behalf of each Fund and Smithbridge Asset Management, Inc.	All Funds (Shareholders of each Fund voting separately)
3.	To transact such other business as may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on April 8, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by writing to the Funds at Manor Investment Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147, visiting www.manorfunds.com or by calling the Funds at 800-663-4851.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND SMITHBRIDGE ASSET MANAGEMENT, INC.

Background

The primary purpose of this proposal is to approve Smithbridge Asset Management, Inc. (“Smithbridge”), to serve as investment adviser to the Funds.  To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust and Smithbridge, on behalf of the Funds (the “New Advisory Agreement”).

Smithbridge is a registered investment adviser established in 1997 that provides financial planning and investment management services for individuals, trusts, pension funds and endowment funds. As of December 31, 2021, Smithbridge has approximately $[   ] million in discretionary assets under management. Prior to March 17, 2022, the adviser to the Funds was Morris Capital Advisors, Inc. (“Morris Capital”) pursuant to an investment advisory agreement dated January 1, 2021 (“Original Advisory Agreement”). Pursuant to an asset acquisition agreement dated December 31, 2021, Smithbridge acquired certain assets of Morris Capital (the “Transaction”). In connection with the Transaction, Morris Capital assigned the Original Advisory Agreement to Smithbridge on March 17, 2022 (“Assignment”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the Assignment resulted in the automatic termination of the Original Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the applicable Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

The Assignment did not result in any changes to the Funds’ investment objectives, principal strategies or risks, and the portfolio managers remain the same. Further, Smithbridge believes that the Transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to the Funds.

At a meeting held on March 17, 2022, the Board, including a majority of the Trustees who are not interested persons of the Trust, Morris Capital, or Smithbridge (“Independent Trustees”) approved (i) an interim advisory agreement between the Trust, on behalf of the Funds, and Smithbridge (the “Interim Advisory Agreement”) as permitted by Rule 15a-4 under the 1940 Act that took effect upon the Assignment on March 17, 2022, and (ii) the New Advisory Agreement, to take effect upon shareholder approval. The Interim Advisory Agreement allows Smithbridge to manage the Funds for the period after the Transaction until shareholder approval of the New Advisory Agreement is obtained. If shareholder approval for the New Advisory Agreement is not obtained at the Shareholder Meeting, the Interim Advisory Agreement will be effective for 150 days from the date of its execution or until the New Advisory Agreement is approved by shareholders at a subsequent meeting, whichever occurs first.  The terms of the Interim Advisory Agreement and New Advisory Agreement are identical in all material respects to those of the Original Advisory Agreement, except for the date of execution, effectiveness, and termination. Additionally, the fees to be charged under the Interim Advisory Agreement and New Advisory Agreement are identical to the fees charged under the Original Advisory Agreement; however, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Advisory Agreement

The Original Advisory Agreement was approved by the sole shareholder of each Fund on September 25, 1995. The Board most recently renewed the Original Advisory Agreement at a meeting held on December 22, 2021.

For the fiscal year ended December 31, 2021, Morris Capital earned the following amount of advisory fees under the Original Advisory Agreement:

Fund	Advisory Fee Earned
Manor Fund	$51,853
Growth Fund	$87,495
Bond Fund	$7,199
Total:	$146,547

Under the terms of the Interim Advisory Agreement and New Advisory Agreement, Smithbridge is entitled to receive an annual fee equal to the following percentage of the average daily net assets of each Fund (which fees are equal to the fees that Morris Capital was entitled to receive under the Original Advisory Agreement):

Fund:	Annual Fee:
Manor Fund	0.75%
Growth Fund	0.75%
Bond Fund	0.50%

For such compensation, Smithbridge, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to the applicable Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Smithbridge.  If the New Advisory Agreement with Smithbridge is not approved by shareholders of one or more of the Funds, the Board and Smithbridge will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of each Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ notice by either party.

The New Advisory Agreement, like the Original Advisory Agreement and Interim Advisory Agreement, provides that Smithbridge shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful or reckless misconduct or violation of any applicable law.  The New Advisory Agreement is attached as Exhibit A and is similar in all material respects to the Original Advisory Agreement, except for the date of its execution, effectiveness, and expiration.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Smithbridge

Smithbridge is a Delaware Corporation located at 6 Hillman Dr., Suite 101, Chadds Ford, PA 19317. The names and principal occupations of the principal executive officers and directors of Smithbridge as of the date of this proxy are set forth below. The address of each listed individual is c/o Smithbridge Asset Management, Inc., 6 Hillman Dr., Suite 101, Chadds Ford, PA 19317.

Name:	Principal Occupation:
Joseph K. Champness	Director
Jonathan F. Kolle	President, Managing Director, Chief Compliance Officer
Shawn R. Keane	Vice President

Smithbridge is 100% owned and controlled by Jonathan F. Kolle, President, Managing Director and Chief Compliance officer, and Shawn R. Keane, Vice President.

Evaluation by the Board of Trustees

In considering the Interim Advisory Agreement and the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations considering the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services – The Trustees reviewed the resources to be provided to each of the Funds by Smithbridge, and considered the adequacy of such resources in light of the expected growth in the levels of the Fund’s assets, and whether the resources are sufficient to achieve performance, compliance and other needs.

The Trustees noted that Smithbridge provides various administrative and professional support including portfolio managers, administrators, and chief financial officers, which appear to be satisfactory. They noted that Daniel A. Morris will continue to serve as the portfolio manager for each of the Funds and will continue to provide administrative services. They determined that Smithbridge’s staff will dedicate their efforts to the administration and investment management of the Funds and related investment portfolios. They also noted that Smithbridge was not proposing any changes to the level of services provided to the Funds. The Trustees reviewed Smithbridge’s compliance program and discussed compliance issues that had arisen during the year and Smithbridge’s efforts to enhance compliance. The Trustees determined that Smithbridge’s compliance policies and procedures appear reasonably designed to prevent violation of federal securities laws.

The Trustees noted that the manager would provide a review of the investment limitations of each Fund and report on the compliance with that investment limitation at each Board meeting. .

The Trustees noted that selection of broker-dealers for the Funds would be based on a reasonable expectation of receiving best execution, and that the selection would not be influenced by the sale of Fund shares by any broker-dealer.

The Trustees noted that there were no SEC staff examinations of Smithbridge over the past year and that there was no litigation or administrative action during that period.

Fund Performance – The Trustees discussed the performance of each Fund and reviewed other materials provided by Smithbridge and the Administrator.

The Trustees noted that the investment philosophy and process for the Funds will remain unchanged under Smithbridge. The selection of the peer group comparisons were based on mutual fund indices compiled by Lipper Analytical that are managed under the same investment categories as the Fund portfolios. These indices are comparable to the Morningstar Large-Cap Blend, Large-Cap Growth, and US Treasury fund categories and comparable to the portfolios and investment strategies of the Manor Fund, Manor Growth Fund, and the Manor Bond Fund, respectively.

They noted that the Manor Fund outperformed both the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, during the year ending December 31, 2021 with a return of 29.50% for the Fund compared to returns of 28.71% for the S&P 500 and 26.03% for the Lipper Large-Cap Core mutual fund index. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual funds index during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 21.76%, 12.07%, and 11.65% for the Fund compared to annualized returns of 26.05%, 18.45%, and 16.53% for the S&P 500 index, and returns of 23.49%, 16.82%, and 15.18% for the Lipper Large-Cap Core mutual fund index.

The Manor Fund outperformed both the S&P 500 index and the peer group as measured by the Lipper Large-Cap Core mutual fund index over the past year, but underperformed these same indices over the longer period. The Manor Fund underperformed the S&P 500 index and the peer group due to the relatively conservative investment process used to guide the fund portfolio. The process is driven by a disciplined valuation process that has been out of favor over the past several years as the Fed implemented successive rounds of liquidity injections and the purchase of financial assets, a policy referred to as “quantitative easing”. The manager noted that the recent outperformance of the fund has occurred as the market began to adjust to a change in Fed policy, with a renewed focus on fundamental valuations of investment assets. The manager noted that shifts of this nature can persist for an extended period of time as the market adjusts to the change in investor focus.

They noted that the Growth Fund underperformed the S&P 500 index but outperformed the peer group as measured by the Lipper Large-Cap Growth mutual fund index during the year ended December 31, 2021 with a return of 27.90% for the Fund, compared to 28.71% for the S&P 500 index, and 22.35% for the Lipper index. The Fund outperformed the S&P 500 index for the trailing 3-year and 5-year periods with returns of 28.40% and 19.91% for the Fund, compared to 26.05% and 18.45% for the index, but underperformed the Lipper Large-Cap Growth index returns of 31.23% and 24.29%. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 16.18% for the Fund compared to returns of 16.53% for the S&P 500, and 18.45% for the Lipper index. The Fund returned 7.77% since inception, outperforming both the S&P 500 index return of 7.71%, and the Lipper Large-Cap Growth index return of 6.76%.

The Growth Fund outperformed the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the quarter ended December 31, 2021, and continues to outperform both indices since inception. The Fund underperformed the S&P 500 index during the trailing year, but outperformed this same index over the trailing 3 years, while the Fund outperformed the peer group during the trailing year, but underperformed this same index over the trailing 3 years. This Fund performance illustrates the changing nature of investor focus and is attributable to the relatively conservative investment process used to guide the fund portfolio. The process is driven by a disciplined valuation process that has been out of favor over the past several years as the Fed implemented successive rounds of liquidity injections and the purchase of financial assets, a policy referred to as “quantitative easing”. The manager noted that the recent outperformance of the fund has occurred as the market begins to adjust to a change in Fed policy, with a renewed focus on fundamental valuations of investment assets. The manager noted that shifts of this nature can persist for an extended period of time as the market adjusts to the change in investor focus.

They noted that the Bond Fund underperformed the Bloomberg Intermediate US Treasury index and the Lipper US Government mutual fund index during year ended December 31, 2022, with a return of –2.94% for the Fund compared to –1.72% for the Bloomberg index and –1.88% for the Lipper index. The Fund underperformed the Bloomberg Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 2.32%, 1.50%, and 0.50% for the Fund, compared to returns of 3.03%, 2.33%, and 1.67% for the Bloomberg Intermediate Treasury index, and returns of 3.56%, 2.69%, and 1.98% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities. The Trustees recognized that this performance was consistent with the very short maturity profile of the Fund, designed to protect principal in a rising interest rate environment.

The underperformance of this fund is primarily due to the very conservative investment portfolio which provides a “safe haven” for Fund shareholders who wish to avoid the volatility of the stock market. The fund is managed as a low-duration fixed income portfolio to reduce the impact of rising interest rates.

Fee Rates and Profitability – The Trustees discussed fee rates and the profitability of each Fund and reviewed other materials provided by Smithbridge and the Administrator.

The Trustees noted that the fee structure of the Funds will remain unchanged under Smithbridge. The Funds do not pay compensation to brokers, dealers, or other financial intermediaries in connection with the distribution of Fund shares. Smithbridge receives no other payments from the Funds other than fees pursuant to the New Advisory Agreement. The Adviser does not have a relationship with the fund administrator, transfer agent, fund accountant, or distributor, and there is no expense limitation agreement currently in place.

The Trustees noted that the gross and net operating expense ratio of the Manor Fund, including the fee for the investment adviser, was 1.25%. This compares to the peer group average gross and net operating expense ratio of 1.20% based on 1,227 funds in the peer group in the MorningStar database. The Trustees believe that the advisory fee is justified due to Smithbridge’s proprietary stock selection process, which includes constant monitoring of thousands of public companies, the administrative services provided by the Smithbridge, and Smithbridge’s efforts to increase visibility of the Fund and attract additional assets. The Trustees noted that the “unified fee” structure of the Fund provides greater flexibility to reduce the expense ratio when the opportunity arises.

The Trustees noted that the gross and net operating expense ratio of the Growth Fund, including the fee for the investment adviser, was 0.99%. This compares to the peer group average gross and net operating expense ratio of 1.03% based on 1,164 funds in the peer group in the MorningStar database. The Trustees noted that the expense ratio compares favorably to the peer group. The Trustees believe that the advisory fee is justified due to Smithbridge’s proprietary stock selection process, which includes constant monitoring of thousands of public companies, the administrative services provided by Smithbridge, and Smithbridge’s efforts to increase visibility of the Fund and attract additional assets. The Trustees noted that the “unified fee” structure of the Fund provides greater flexibility to reduce the expense ratio when the opportunity arises.

The Trustees noted that the gross and net operating expense ratio of the Bond Fund, including the fee for the investment adviser, was 0.95%. The expense ratio was higher than the peer group average of 0.81% based on 219 funds in the MorningStar database. The Trustees believe that the higher advisory fee is justified by the administrative services provided by Smithbridge, and Smithbridge’s efforts to increase visibility of the Fund and attract additional assets. The Trustees noted that the “unified fee” structure of the Fund provides greater flexibility to reduce the expense ratio when the opportunity arises.

The Trustees considered the estimated profitability of the Adviser with respect to each Fund and determined that it was not unreasonable.

Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the combination with Smithbridge could provide added marketing opportunities for the Funds. The Trustees concluded that efforts to improve the availability of the Funds and attract new shareholders, together with the added flexibility of the “unified fee” structure, will improve the potential of the Funds to realize the benefits of economies of scale. The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs, incurring additional costs. Most major brokers charge 0.40% on these assets, which reduce the management fees to the advisor to the extent that they are not covered by the Shareholder Services fee.

The Independent Trustees met separately to further discuss the performance of the Funds and Smithbridge’s compensation. On the basis of its review, and the foregoing information, the Trustees determined that the Interim Advisory Agreement and New Advisory Agreement, including the advisory fee rates payable thereunder, were fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Fund and its shareholders to approve the Interim Advisory Agreement and New Advisory Agreement.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

Operation of the Funds

The Funds are each a diversified series of the Manor Investment Funds, an open-end investment management company organized as a Delaware statutory trust on December 30, 2011.  The Trust’s principal executive offices are located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  The Board supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland ME 04101, serves as principal underwriter and distributor to each of the Funds.  Mutual Shareholder Services, LLC, with principal offices located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, provides each of the Funds with transfer agent, accounting, and administrative services.

Voting Securities

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Shares
Manor Fund	[ ]
Growth Fund	[ ]
Bond Fund	[ ]

All shareholders of record of each Fund on the Record Date are entitled to vote at the Shareholder Meeting on each Proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held on any matter submitted to a vote at the Shareholder Meeting.  For each Proposal, the presence at the Shareholder Meeting of holders of a majority of the outstanding shares of each Fund entitled to vote at the Shareholder Meeting (via attendance or by proxy) constitutes a quorum for that Fund.

Security Ownership of Certain Beneficial Owners

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds:

Manor Fund

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Fund

Growth Fund

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Fund

Bond Fund

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Fund

Shareholders owning more than 25% of the shares of a Fund are considered to "control" that Fund, as that term is defined under the 1940 Act.

Security Ownership of Management

As of the Record Date the Trustees and officers, as a group, beneficially owned [   ] of the Manor Fund, [    ] of the Growth Fund and [   ] of the Bond Fund.

Voting and Proxy Procedures

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Shareholder Meeting. A proxy for voting your shares at the Shareholder Meeting is enclosed. The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received on time and is properly executed.  If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card. The individuals named as proxies, in their discretion, may vote upon such other matters as may properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of the Proxy Statement.  The Board is not aware of any other matters to come before the Shareholder Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Shareholder Meeting.

Approval of the Proposal requires the affirmative vote of the “majority of the outstanding voting securities” of a Fund at the Shareholder Meeting.  The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Shareholder Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less.  This means that Proposal I may be approved by less than a majority of the outstanding shares of a Fund, provided a quorum is present at the Shareholder Meeting.

Shares as to which a proxy card is returned by a shareholder, but which is marked “abstain” or “withhold” on the Proposal will be included in the Funds’ tabulation of the total number of votes present for purposes of determining a quorum and will be treated as votes against the Proposal. “Broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as present for purposes of determining a quorum or as votes cast. Under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).  The NYSE considers the Proposal to be voted upon at the Shareholder Meeting to be a non-routine matter that affects substantially a shareholder’s rights or privileges.  Consequently, brokers holding shares of a Fund on behalf of clients may not vote absent instructions from the beneficial owners of the shares, and absent instructions, these shares will be treated as broker non-votes.

If (a) a quorum is not present at the Shareholder Meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Shareholder Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Shareholder Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Shareholder Meeting for any other reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned meeting, a Fund may transact any business which might have been transacted at the original meeting.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Shareholder Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to John R. Giles, Secretary, Manor Investment Funds, 15 Chester Commons, Malvern, PA 19355.

Other Matters

The Board knows of no other matters to be presented at the Shareholder Meeting other than as set forth above.  If any other matters properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Cost of Solicitation

The Board is making this solicitation of proxies.  The Trust has engaged [   ], a proxy solicitation firm, to assist in the solicitation.  The proxy solicitor will mail the Proxy Statement, Notice of Special Meeting and all materials relating to the Shareholder Meeting to the Funds’ shareholders, and will solicit and tabulate votes of each Fund’s shareholders. The estimated fees related to this Proxy Statement are approximately $6,500 and those costs will be borne by Smithbridge.  The cost of preparing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Shareholder Meeting and the cost of soliciting proxies will be borne by Smithbridge.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Funds will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Smithbridge may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 800-663-4851, or write the Trust at Manor Investment Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [   ], 2022.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at [   ].

BY ORDER OF THE BOARD OF TRUSTEES

   John R. Giles, Secretary

Dated: April 8, 2022

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [   ].

EXHIBIT A

NEW ADVISORY AGREEMENT

Manor Investment Funds

Investment Advisory Agreement

This Investment Management Agreement amendment effective on the [  ] day of [  ], 2022 by and between Smithbridge Asset Management, Inc., having an office at 6 Hillman Drive, Suite 101, Chadds Ford, PA 19317, (the "Investment Manager") and

(the "Client"):

Manor Investment Funds, a registered investment company consisting of several series (each a "Fund").

The Client hereby retains the Investment Manager upon the terms and conditions set forth, and the Investment Manager hereby accepts said retention and agrees to perform the services herein mentioned upon said terms and conditions.

MANAGEMENT SERVICES

Client hereby appoints the Investment Manager to buy, sell, or otherwise effect transactions in stocks, bonds, and any other securities or cash equivalents for the Client's account and in the Client's name, subject to such limitations and restrictions as the Client may have imposed, or may hereafter impose, by notice in writing to the Investment Manager. This discretionary authority makes the Investment Manager agent and attorney-in-fact with full power and authority on behalf of the client. This discretionary authority shall remain in full force and effect until the Firm receives written notice from the Client of its termination.

Investment Manager agrees to provide a quarterly statement of securities and cash equivalent positions in the account with market values based on quotations readily available. Investment Manager also agrees to provide a quarterly statement of security transactions, income received, and expenses incurred.

CUSTODY OF ASSETS

Investment Manager shall not act as custodian of assets in the Client's account or act as broker/ dealer for the Client's assets. Client agrees to give Investment Manager full discretion in the selection of custodian and broker/dealer unless otherwise agreed in writing. Investment Manager shall not be liable for any errors or omissions by the custodian and/or broker/dealer.

COMPENSATION OF INVESTMENT MANAGER

Investment Manager shall be compensated in accordance with the fee schedule incorporated herein and the value of the account at the end of each quarter. The Investment Manager shall not be compensated on the basis of a share of capital gains or capital appreciation of the funds or any portion of the funds of the client. Fees will he accrued on a daily basis and will be payable at the end of each month.

UNIFIED FEE SCHEDULE

The Investment Manager agrees to accept responsibility for the receipt and accounting of fees assessed to the Funds as calculated by the administrator to the Funds, Mutual Shareholder Services. The Investment Manager will receive and hold the assessed fees in a segregated account for the sole purpose of paying expenses of the Funds.

The fee structure for the Manor Fund shall consist of an Investment Management fee of 0.75% of total average assets on an annual basis, and an Administrative fee of 0.50% of total average assets on an annual basis. The fee structure for the Manor Growth Fund shall consist of an Investment Management fee of 0.75% of total average assets on an annual basis, and an Administrative fee of 0.24% of total average assets on an annual basis. The fee structure for the Manor Bond Fund shall consist of an Investment Management fee of 0.50% of total average assets on an annual basis, and an Administrative fee of 0.45% of total average assets on an annual basis.

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DUTIES OF THE INVESTMENT MANAGER

Investment Manager, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Investment Manager will continue to pay existing providers of fund services, as currently required, at its own expense. These providers may include certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule, or regulation.

The Investment Manager will assume all fund operating expenses other than the management fee. The Investment Manager will pay all expenses related to management and administrative support for the Funds, including those third party providers of services to the Funds currently under contract as approved by the Board of Directors. The Investment Manager will also pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule, or regulation.

The Investment Manager will provide a report detailing the fees assessed to the Funds and all expenses paid by Smithbridge Asset Management, Inc.on behalf of the funds to the Board of Directors at regular Board meetings, or any other time requested by the Board.

The duties of the Investment Manager under this Amendment shall continue only as long as the Unified Fee Schedule remains in effect.

CONFIDENTIAL RELATIONSHIP

All information and recommendations furnished by either party to the other shall at all times be treated in strictest confidence and shall not be disclosed to third persons except as may be required by law or except upon prior written approval of the other party to this agreement.

REGISTRATION OF INVESTMENT MANAGER

Investment manager is a registered Investment Advisor under the Investment Advisors Act of 1940. The Manager shall not be considered a Trustee of any plan, and shall not have any other responsibilities for supervision, administration or operation of any plan or plan assets not assigned to the Investment Manager.

NON-EXCLUSIVE CONTRACT

It is understood that the Investment Manager renders investment advisory service for other clients. Nothing in this agreement shall be deemed to impose upon the Investment Manager any obligation to purchase or sell or to recommend for purchase or sale, by or for the Client, any security or other property which the principals, employees, or affiliates of the Investment Manager may purchase or sell for their own accounts or which the Investment Manager may purchase or sell for other clients.

ASSIGNMENT

This agreement may not be assigned by either party without written consent of the other.

LIABILITY/STANDARD OF CARE

The Client agrees that the Investment Manager shall not be liable for any errors of judgment with respect to its investment decisions, provided it acts in good faith and has not acted with willful or reckless misconduct nor violated any applicable law.

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ENTIRE AGREEMENT

The Agreement and undertakings set forth herein constitute the entire agreement between the parties hereto with respect to the investment and management of the Client's account. No provision of this agreement may be waived, altered, or amended except by written agreement between the parties, executed by the Client and accepted by the Investment Manager.

DURATION

Either party may terminate this Agreement at any time upon prior written notice, which shall be effective when received by the other party. The client may also terminate within five business days without penalty.

CONSTRUCTION

Headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of any of its provisions. Each of the provisions of this Agreement is severable, and the invalidity or inapplicability of one or more provisions in whole or in part, shall not affect any other provisions. This Agreement shall be constructed and interpreted under the laws of the State of Pennsylvania, without regard to principles of conflicts of laws.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

Smithbridge Asset Management,Inc.

Manor Investment Funds

15 Chester Commons

Malvern, PA 19355

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [    ], 2022

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [   ], [   ], [   ] and [   ], each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Manor Fund, Growth Fund and Bond Fund (each a “Fund”) to be held at the offices of [       ], on [   ], 2022 at 9:30 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature

Date

_______________________________________

Signature of Joint Shareholder

Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN

1.

To approve a new advisory agreement between Smithbridge Asset Management, Inc., the Fund’s interim adviser, with respect to the Fund. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio managers, investment process, or advisory fees.

	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at [           ].

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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